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                            [THE VANGUARD GROUP LOGO]

                          VANGUARD(R) U.S. GROWTH FUND
              SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 17, 1999

Effective September 1, 2000, the Fund's investment advisory agreement has been revised to include a performance adjustment to the basic fee paid to Lincoln Capital Management Company.

         Lincoln's advisory fee will be increased or decreased, based on the cumulative investment performance of the Fund over a trailing 36-month period as compared with the cumulative total return of the Russell 1000 Growth Index over the same period.

         The performance adjustment will not be fully operable until the quarter ended August 31, 2003. Until that date, the performance adjustment will be calculated using certain transition rules that are explained in the Statement of Additional Information.

(C)2000 The Vanguard Group, Inc. All rights reserved.               PS23N 102000
Vanguard Marketing Corporation, Distributor

                           VANGUARD(R)U.S. GROWTH FUND
  SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 17, 1999


Effective September 1, 2000, the Fund's investment advisory agreement has been revised to include a performance adjustment to the basic fee paid to Lincoln Capital Management Company. Lincoln's investment advisory fee structure is as follows:

         The Fund pays Lincoln an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:

            NET ASSETS                         RATE
            ----------                         ----
            First $25 million                  .40%
            Next $125 million                  .35%
            Next $350 million                  .25%
            Next $500 million                  .20%
            Next $1.5 billion                  .15%
            Next $12.5 billion                 .10%
            Over $15 billion                   .08%

         The Basic Fee, as provided above, will be increased or decreased by applying a Performance Fee Adjustment (the "Adjustment") based on the investment performance of the Fund relative to the investment performance of the Russell 1000 Growth Index (the "Index"). The investment performance of the Fund will be based on its cumulative return over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Index for the same period. The Adjustment applies as follows:

CUMULATIVE  36-MONTH  PERFORMANCE  OF    PERFORMANCE  FEE ADJUSTMENT AS A
THE FUND VERSUS THE INDEX                PERCENTAGE OF BASIC FEE*
------------------------------------     --------------------------------
Exceeds by more than +9%                 +15%
Exceeds by 0% to +9%                     Linear  increase  between  0% and +15%
Trails by 0% to -9%                      Linear decrease between 0% and -15%
Trails by more than -9%                  -15%

* For purposes of the Adjustment calculation, the Basic Fee is calculated by applying the above rate schedule against the average net assets of the Fund over the same period for which the performance is measured. Linear application of the Adjustment provides for an infinite number of results within the stated range.
Example: Cumulative 36-month performance of the Fund versus the Index is +7.2%. Accordingly, a Performance Fee Adjustment of +12% [(7.2% divided by 9.0%) times 15% maximum] of the Basic Fee, as calculated over the trailing 36-months, would be due and payable.

         The Adjustment will not be fully operable until the close of the quarter ending August 31, 2003. Until that date, the following transition rules will apply:

     (A) SEPTEMBER 1, 2000, THROUGH MAY 31, 2001. Lincoln's compensation will be the Basic Fee. No Adjustment will apply during this period.

     (B) JUNE 1, 2001, THROUGH AUGUST 31, 2003. Beginning June 1, 2001, the Adjustment will take effect on a progressive basis with regards to the number of months elapsed between September 1, 2000, and the quarter for which Lincoln's fee is computed. During this period, the +/-9% hurdle rate, as well as the Adjustment described above, will be multiplied by a fraction, which will equal the number of months elapsed since September 1, 2000, divided by 36. Example: Cumulative
          18-month performance of the Fund versus the Index is +8.1%. Accordingly, a Performance Fee Adjustment of +7.5% [(8.1% divided by 4.5%(1)) times 7.5% maximum] of the Basic Fee, as calculated over the trailing 18-months, would be due and payable.

     (1) Note that the cumulative performance versus the Index exceeds the maximum hurdle rate (adjusted in this case).

     (C) ON AND AFTER SEPTEMBER 1, 2003. The Adjustment will be fully operable at this time.


                                                                    BS23N 102000